Exhibit 16
                               Power of Attorney

                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Trustees of Phoenix Series Fund, hereby constitute and appoint George R. Aylward, Tracy L. Rich and Kevin
J. Carr, or any of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all registration statements on Form N-14, amendments thereto, under the Securities Act of 1933 and/or the Investment Company Act of 1940, relating to the reorganization of Phoenix Nifty Fifty Fund, a series of Phoenix Investment Trust 06, into Phoenix Capital Growth Fund, a series of Phoenix Series Fund and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         IN WITNESS WHEREOF, this 15th day of November, 2006.



/s/ E. Virgil Conway                        /s/ Harry Dalzell-Payne
------------------------------------        ------------------------------------
E. Virgil Conway, Trustee                   Harry Dalzell-Payne, Trustee


/s/ Francis E. Jeffries                     /s/ Dr. Leroy Keith, Jr.
------------------------------------        ------------------------------------
Francis E. Jeffries, Trustee                Dr. Leroy Keith, Jr., Trustee

/s/ Marilyn E. LaMarche                     /s/ Philip R. McLoughlin
------------------------------------        ------------------------------------
Marilyn E. LaMarche, Trustee                Philip R. McLoughlin, Trustee


/s/ Geraldine M. McNamara                   /s/ James M. Oates
------------------------------------        ------------------------------------
Geraldine M. McNamara, Trustee              James M. Oates, Trustee


/s/ Richard E. Segerson                     /s/ Ferdinand L. J. Verdonck
------------------------------------        ------------------------------------
Richard E. Segerson, Trustee                Ferdinand L. J. Verdonck, Trustee